MKAM ETF

Schedule of Investments

December 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 83.3%	Shares	Value
iShares 0-3 Month Treasury Bond ETF(a)	25,149	$2,522,948
iShares Core S&P 500 ETF(a)	6,872	4,045,409
TOTAL EXCHANGE TRADED FUNDS (Cost $5,969,234)		6,568,357

U.S. TREASURY SECURITIES - 4.4%	Par
United States Treasury Note/Bond
3.00%, 10/31/2025	$316,000	312,816
0.63%, 07/31/2026	38,000	35,916
TOTAL U.S. TREASURY SECURITIES (Cost $347,001)		348,732

SHORT-TERM INVESTMENTS - 12.4%	Shares
Money Market Funds - 0.1%
First American Government Obligations Fund - Class X, 4.41%(b)	9,871	9,871

U.S. Treasury Bills - 12.3%	Par
5.02%, 02/20/2025(c)	$128,000	127,139
4.14%, 09/04/2025(c)	859,000	835,309
		962,448
TOTAL SHORT-TERM INVESTMENTS (Cost $972,641)		972,319

TOTAL INVESTMENTS - 100.1% (Cost $7,288,876)		$7,889,408
Liabilities in Excess of Other Assets - (0.1%)		(4,475)
TOTAL NET ASSETS - 100.0%		$7,884,933

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(c)	The rate shown is the annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

MKAM ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$6,568,357	$-	$-	$6,568,357
U.S. Treasury Securities	-	348,732	-	348,732
Money Market Funds	9,871	-	-	9,871
U.S. Treasury Bills	-	962,448	-	962,448
Total Investments	$6,578,228	$1,311,180	$-	$7,889,408

Refer to the Schedule of Investments for further disaggregation of investment categories.

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